                                     SENIOR
                                     ------
                         EXECUTIVE LIFE INSURANCE PLAN
                         -----------------------------
                          OF H. F. AHMANSON & COMPANY
                          ---------------------------



                      (Effective as of September 1, 1993)

                               TABLE OF CONTENTS
                               -----------------

                                                                PAGE
                                                                ----
PREAMBLE                                                         1

ARTICLE 1                                                        1

       INCORPORATION OF EXECUTIVE LIFE INSURANCE PLAN;
       DEFINITIONS                                               1

       1.1    Incorporation of Executive Life Insurance Plan     1

       1.2    Definitions                                        1

ARTICLE 2                                                        3

       MODIFICATIONS OF EXECUTIVE LIFE INSURANCE PLAN            3

       2.1    Participation                                      3

       2.2    Life Insurance Coverage                            5

       2.3    Disability                                         6

       2.4    Insurance Contract (Policy) and Collateral
              Assignment                                         7

       2.5    Interests In Cash Value                            8

       2.6    Policy Withdrawals and Loans                      12

       2.7    Surrender or Cancellation of Policy               12

       2.8    Continuation or Split of Policy at Retirement     13

       2.9    Assignment                                        14

       2.10   Payment of Premiums and Contributions             14

       2.11   Form of Death Benefit                             15

       2.12   Option to Purchase Insurance Policy on
              Termination of Employment                         15

       2.13   Option to Purchase Insurance Policy in Certain
              Events                                            15

       2.14   Transfer of Policy to Company                     16

                                                               PAGE
                                                               ----
ARTICLE 3                                                       16

       BENEFICIARY DESIGNATION                                  16

       3.1    Designation of Beneficiary                        16

ARTICLE 4                                                       17

       ADMINISTRATION OF PLAN AND DISPUTES                      17

       4.1    Administration of Plan                            17

       4.2    Liability of Administrator                        17

       4.3    Disputes                                          17

ARTICLE 5                                                       23

       AMENDMENT AND TERMINATION OF PLAN                        23

       5.1    Amendment and Termination of Plan                 23

ARTICLE 6                                                       23

       MISCELLANEOUS                                            23

       6.1    Restriction on Assignment                         23

                                                                   Exhibit 10.18

                                     SENIOR
                                     ------
                         EXECUTIVE LIFE INSURANCE PLAN
                         -----------------------------
                          OF H. F. AHMANSON & COMPANY
                          ---------------------------

                                    PREAMBLE
                                    --------

         The purpose of this Senior Executive Life Insurance Plan (the "Plan") is to provide life insurance coverage for eligible senior executive employees of
H. F. Ahmanson & Company and Affiliated Companies. The Plan will be effective as of September 1, 1993.

                                   ARTICLE 1

          INCORPORATION OF EXECUTIVE LIFE INSURANCE PLAN; DEFINITIONS
          -----------------------------------------------------------

         1.1  Incorporation of Executive Life Insurance Plan. Except as
              ----------------------------------------------
otherwise expressly provided herein, the terms of this Plan shall be the same as the Executive Life Insurance Plan of H. F. Ahmanson & Company, as amended from time to time, which is hereby incorporated herein by reference.

         1.2  Definitions.  When used herein, the following words shall have the
              -----------
following meanings unless the context indicates otherwise:

         Agreement.  "Agreement" means a Senior Executive Life Insurance Plan
         ---------
Agreement entered into by the Company and the Participant to provide for participation by the Participant in the Plan.

         Change in Control.  "Change in Control" means a "Change in Control" as
         -----------------
used in the SSERP and the SERP.

         Credited Service.  "Credited Service" means "Credited Service" as such
         ----------------
term is used in the SSERP and the SERP.
         Effective Date.  "Effective Date" means September 1, 1993.
         --------------
         Eligible Employee.  "Eligible Employee" means an employee who is a
         -----------------
participant in the SSERP.
         Executive Life Insurance Plan.  "Executive Life Insurance Plan" means
         -----------------------------
the Executive Life Insurance Plan of H. F. Ahmanson & Company, as amended from time to time.
         Insurance Company.  "Insurance Company" means an insurance company
         -----------------
selected by the Company to provide coverage for Participants pursuant to the terms of the Plan.

         Participant.  "Participant" means an Eligible Employee who has
         -----------
completed the underwriting requirements of the insurance company and who is notified in writing by the Company that he or she is participating in this Plan. Any person who becomes a Participant in this Plan shall no longer participate in the Executive Life Insurance Plan, except as expressly provided for in this Plan.

         Plan.  "Plan" means this Senior Executive Life Insurance Plan, as set
         ----
forth in this document and as the same may be amended, administered or interpreted from time to time, and includes any Policies hereunder.

         Policy.  "Policy" means a policy or policies providing life insurance
         ------
coverage under this Plan.

         Retirement Date or Retirement.  "Retirement Date" or "Retirement" means
         -----------------------------
a "Retirement Date" or "Retirement" as such terms are used in the SSERP and the SERP, on which the Participant commences to receive retirement benefits under the SSERP.

         Senior Supplemental Executive Retirement Plan or SSERP. "Senior
         ------------------------------------------------------
Supplemental Executive Retirement Plan" or "SSERP" means the Senior Supplemental Executive Retirement Plan of H. F. Ahmanson & Company, as amended from time to time.

         Supplemental Executive Retirement Plan or SERP.  "Supplemental
         ----------------------------------------------
Executive Retirement Plan" or "SERP" means the Supplemental Executive Retirement Plan of H. F. Ahmanson & Company, as amended from time to time.

         Surviving Spouse.  "Surviving Spouse" means an individual who is a
         ----------------
surviving spouse eligible for any death benefit under the HFA Retirement Plan.

         Termination of Employment.  "Termination of Employment" means a
         -------------------------
"Termination of Employment" as such term is used in the SSERP and the SERP.
         Other capitalized terms used in this Plan shall have the same meaning as in the Executive Life Insurance Plan.

                                   ARTICLE 2

                 MODIFICATIONS OF EXECUTIVE LIFE INSURANCE PLAN
                 ----------------------------------------------
         2.1  Participation.  Except as provided herein, the provisions of
              -------------
Article II of the Executive Life Insurance Plan shall apply to participation in this Plan.

          (a)  Participation.  Any Eligible Employee may enroll in this Plan by
               -------------
completing the underwriting requirements of the insurance company and any other enrollment steps required by the Company for coverage to begin. An Eligible Employee shall become a Participant in the Plan when he or she enters into a Senior Executive Life Insurance Plan Agreement with the Company which provides for his or her participation in the Plan, and files an election under Section 83(b) of the Code with the Internal Revenue Service and California Franchise Tax Board. Coverage under this Plan shall not commence, and no transfer of any Policy to the Participant shall be effective, until the Participant files such election.

          (b)  Insurability.  Eligible Employees are not automatically entitled
               ------------
to all insurance coverage offered under the Plan. Each Eligible Employee will be covered up to the amount of guarantee issue determined by the Insurance Company, but must satisfy the Insurance Company's requirements for obtaining additional insurance before he or she becomes covered for additional amounts under the Plan.

          (c)  Commencement of Coverage.  Subject to the limitations of this
               ------------------------
Section 2.1, (i) an Employee who is an Eligible Employee on September 1, 1993 will be covered under the Plan as of September 1, 1993, and (ii) any other Eligible Employee will be covered under the Plan when coverage is approved by the Insurance Company.

          (d)  Increases in Coverage.  When a Participant's Annual Base Salary
               ---------------------
is increased, the amount of his or her life insurance coverage under this Plan will automatically increase immediately, except as provided in this Section 2.1(d). A

Participant who (i) is age sixty (60) or over or (ii) receives an increase of more than ten percent (10%) in Annual Base Salary in any Plan Year may be required to satisfy the Insurance Company's requirements for obtaining additional insurance before he or she becomes covered for an additional amount of insurance under the Plan. In such event, a Participant's coverage under the Plan will be limited to the coverage issued by the Insurance Company.

          (e)  Declining Coverage.  An Eligible Employee may decline coverage
               ------------------
under the Plan. However, any such Eligible Employee will be required to satisfy the Insurance Company's requirements for obtaining insurance before he or she may become covered under the Plan at a later date.

         2.2  Life Insurance Coverage.  Section 3.1 of the Executive Life
              -----------------------
Insurance Plan is modified as provided herein.

          (a)      Amount of Insurance Under Executive Life Insurance Plan
                   -------------------------------------------------------
During Employment.  The Participant will have the same amount of life insurance
- -----------------
coverage which is payable under Section 3.1(a) of the Executive Life Insurance Plan. No additional death benefit will be payable on account of any interest of the Participant in the cash value of the Policy in the event of the Participant's death during employment with the Company.

          (b)      Amount of Insurance Under Executive Life Insurance Plan After
                   -------------------------------------------------------------
Retirement or Termination of Employment After Completing 15 Years of Credited
- -----------------------------------------------------------------------------
Service.  After his or her Retirement Date (or following Termination of
- -------
Employment after completing 15 years of Credited Service), the Participant will have the same amount of life insurance coverage which is payable under Section 3.1(b) of the Executive Life Insurance Plan.

          (c)      Additional Amount of Insurance Based On Formula After
                   -----------------------------------------------------
Retirement Date or Termination of Employment After Completing 15 Years of
- -------------------------------------------------------------------------
Credited Service.  After his or her Retirement Date (or following Termination of
- ----------------
Employment after completing 15 years of Credited Service), a Participant will have additional life insurance coverage determined based on Schedule A to his Agreement under this Plan. This additional amount of life insurance will only be payable if a Participant dies after his or her Retirement Date (or following Termination of Employment after completing 15 years of Credited Service) and has a Surviving Spouse.

          (d)      Additional Amount of Insurance Based On Participant's Cash
                   ----------------------------------------------------------
Value After Retirement Date or Termination of Employment After Completing 15
- ----------------------------------------------------------------------------
Years of Credited Service.  After his or her Retirement Date (or following
- -------------------------
Termination of Employment after completing 15 years of Credited Service), a Participant will have additional life insurance coverage equal to the Participant's remaining interest in cash value (which has not previously been withdrawn) at the time of his or her death in Policies under this Plan (as determined under Section 2.5(b)(I) hereof).

         2.3  Disability.  Section 3.2 of the Executive Life Insurance Plan is
              ----------
modified as provided herein. If a Participant suffers a Disability, the Participant's pre-retirement life insurance coverage under Section 3.1(a) of the Executive Life

Insurance Plan will be continued by the Company during the period of Disability until the Participant reaches age 65. All premiums for this coverage will be paid by the Company. When a disabled Participant reaches age 65, the Participant will continue to have life insurance coverage equal to one (1) times his or her final Annual Base Salary on the date of his or her Disability, as if he or she had retired from employment with the Company after attaining age 65.

         2.4  Insurance Contract (Policy) and Collateral Assignment.  Section
              -----------------------------------------------------
3.3 of the Executive Life Insurance Plan is modified as provided herein. To provide the insurance coverage under the Plan, the Company shall acquire one or more insurance policies ("Policies") on the life of each Participant. Except as otherwise specifically provided in this Plan, the Participant will be the owner and hold all incidents of ownership in each Policy for which he or she is designated the owner pursuant to a split dollar life insurance agreement entered into by the Participant and the Company.

         In consideration of the Company's payment of the premiums on the Policy pursuant to Section 3.9 of this Plan, the Participant will assign the Policy to the Company as collateral under the form of collateral assignment prescribed by the Committee consistent with the terms of the Plan.

         The Participant may specify in writing to the Company the Beneficiary or Beneficiaries for his or her life insurance coverage under this Plan. Upon receipt of a written request from the Participant, the Company will immediately take such action as shall be necessary to implement such Beneficiary designation. Any death benefits under Policies on the life of the Participant that exceed the amount payable to the Participant's Beneficiary under this Plan shall be payable to the Company.

         Any death benefits payable under this Plan that exceed the amount of life insurance coverage under the Policies on the life of the Participant which are held under this Plan may be paid from policies held under the Executive Life Insurance Plan. Any death benefit which is paid under the Executive Life Insurance Plan will be offset against the death benefit which is payable under this Plan.

          2.5      Interests In Cash Value.  The respective interests of the
                   -----------------------
Company and the Participant in the cash value of Policies which are owned by the Participant shall be as follows:
              (a)  During Employment.
                   -----------------

          (I)      Company's Interest In Cash Value During Employment or
                   -----------------------------------------------------
Disability.  While the Participant is employed with the Company, or is suffering
- ----------
from a Disability prior to attaining age 65, the Company's interest in the cash value of any Policy shall be limited to (A) the greater of the cash value of the Policy or the cumulative premiums on the Policy paid by the Company on the date when the Policy is transferred by the Company to the Participant, plus (B) the cumulative premiums on the Policy thereafter paid by the Company. The Company shall further be entitled to increases in cash value in an amount equal to any mortality or other expenses incurred for the benefit of the Company which are charged against cash value of the Policy, and any such charges shall, in turn, be deducted from the Company's interest in cash value of the Policy. The Company shall also be entitled to any interest in cash value which is forfeited by the Participant, as provided below. A Participant who is suffering from a Disability prior to attaining age 65 shall be treated as if he or she were still employed with the Company.

          (II)     Participant's Interest In Cash Value During Employment or
                   ---------------------------------------------------------
Disability.  While the Participant is employed with the Company, or is suffering
- ----------
from a Disability prior to attaining age 65, the Participant's interest in the cash value of any Policy shall be the balance of the cash value of the Policy in excess of the Company's interest in cash value pursuant to Section 2.5(a)(I) above. A Participant who is suffering from a Disability shall be treated as if he or she retired from the Company upon attaining age 65; provided that, if the Participant recovers from the Disability on an earlier date and does not return to work with the Company, the Participant will be treated as if he or she retired or terminated employment upon recovery from the Disability.

         The Participant shall at all times be 100% vested in cash value under a Policy in an amount equal to his or her cumulative reported imputed income or reimbursements to the Company for the Economic Benefit of his or her coverage. The Participant will become vested in the Participant's additional cash value under a Policy after completing 15 years of Credited Service or on the Participant's Normal Retirement Date, whichever occurs first. A Participant who is employed with the Company immediately prior to a Change in Control will, also, become vested in the Participant's additional cash value under a Policy which has accrued to the Participant through the Change in Control effective immediately before the Change in Control.

              (b)  After Retirement or Termination of Employment After
                   ---------------------------------------------------
Completing 15 Years of Credited Service.
- ---------------------------------------

          (I)      Participant's Interest In Cash Value After Retirement or
                   --------------------------------------------------------
Termination of Employment After Completing 15 Years of Credited Service.  The
- -----------------------------------------------------------------------
Participant's interest in the cash value of any Policy will increase on a pro-rata basis following his or her Retirement Date (or following Termination of Employment after completing 15 years of Credited Service). After either of these events, all future net increases in cash value of the Policy during any year will be allocated between the Participant and the Company on a pro-rata basis in proportion to their respective interests in the cash value of the Policy during such year. Any withdrawals of cash value from the Policy by the Participant will reduce the Participant's interest in the cash value of the Policy. Net increases in cash value shall be determined after deducting mortality and other expenses which are charged against cash value of the Policy.

          (II)     Company's Interest In Cash Value after Retirement or
                   ----------------------------------------------------
Termination of Employment After Completing 15 Years of Credited Service.  After
- -----------------------------------------------------------------------
a Participant's Retirement Date (or following Termination of Employment after completing 15 Years of Credited Service), the Company's interest in the cash value of any Policy shall be the balance of the cash value of the Policy in excess of the Participant's interest in cash value pursuant to Section 2.5(b)(I) above, including the Company's portion of increases in cash value after the Participant's Retirement or Termination of Employment. The Company shall also be entitled to increases in cash value in an amount equal to any mortality or other expenses incurred for the benefit of the Company which are charged against cash value of the Policy, and any such charges shall, in turn, be deducted from the Company's interest in cash value of the Policy.

                  (c)  After Other Termination of Employment.
                  ---  -------------------------------------

          (I)      Participant's Interest in Cash Value after Other Termination
                   ------------------------------------------------------------
of Employment.  If the Participant terminates employment with the Company before
- -------------
Retirement and prior to completing 15 years of Credited Service, the Participant shall forfeit his or her entire interest in the cash value of each Policy which is owned by the Participant except for an amount equal to the Participant's cumulative reimbursements to the Company for the Economic Benefit of his or her coverage.

          (II)     Company's Interest in Cash Value after Other Termination of
                   -----------------------------------------------------------
Employment.  If the Participant terminates employment with the Company before
- ----------
Retirement and prior to completing 15 years of Credited Service, the Company's interest in the cash value of any Policy shall be the balance of the cash value of the Policy in excess of the Participant's interest in cash value pursuant to
Section 2.5(c)(I) above, including the portion of the cash value of the Policy which is forfeited by the Participant.

          (d) Minimum Company Interest in Cash Value. Notwithstanding any other
              --------------------------------------
provision of this Plan to the contrary, at no time shall the Company's interest in the cash value of any Policy ever be less than the cash value of the Policy on the date when the Policy is transferred by the Company to the Participant. This is a restriction which by its terms will never lapse.

         2.6  Policy Withdrawals and Loans.
              ----------------------------

          (a)      Policy Withdrawals and Loans by Company.  The Company shall
                   ---------------------------------------
have no right to make withdrawals of cash value or prepaid premiums or obtain loans from any Policy which is owned by a Participant at any time during the Participant's lifetime, without the prior written consent of the Participant.

          (b)      Policy Withdrawals and Loans by Participant. A Participant
                   -------------------------------------------
shall have no right to make withdrawals or obtain loans from any Policy before his or her Retirement Date. After Retirement a Participant shall have the right to make withdrawals of his or her interest in the cash value of any Policy (or obtain loans from the Participant's interest in the cash value of any Policy, provided interest is paid on such loans on an annual basis). The Participant's death benefit under any Policy shall be reduced by withdrawals (and the unpaid principal and interest on any loans) under the Policy taken by the Participant.

         2.7  Surrender or Cancellation of Policy.  In the event of the
              -----------------------------------
surrender or cancellation of a Policy which is owned by a Participant, the Participant shall be entitled to receive a portion of the cash surrender value equal to his or her vested interest in the cash value of the Policy, unless the Company substitutes another Policy which is satisfactory to the Participant. The balance of the cash surrender value, if any, shall belong to the Company.

         2.8  Continuation or Split of Policy after Retirement or Termination of
              ------------------------------------------------------------------
Employment. Section 3.4 of the Executive Life Insurance Plan is modified as
- ----------
provided herein. The Company shall continue the life insurance coverage for the Participant after his or her Retirement (or following termination of employment after completing 15 years of Credited Service) in the same form and subject to the provisions of this Plan as if he or she remained employed with the Company, except that the total amount of coverage for the Participant shall not exceed the amounts specified in Sections 2.2(b), (c) and (d) of this Plan. With the Participant's consent, the Company may arrange to split the Policy or Policies insuring the Participant after Retirement (or following termination of employment after completing 15 years of Credited Service) so that the Company and Participant receive one or more separate life insurance policies. In such event, the Participant shall receive a policy on his or her life with a death benefit equal to the amounts specified in Sections 2.2(b), (c) and (d) of this Plan, unless otherwise permitted by the Administrator in its sole discretion.

         If a Participant's employment with the Company terminates before Retirement, and with less than 15 years of Credited Service, the Participant's coverage under this Plan shall cease, and the Company shall have no further legal or equitable obligations of any kind to the Participant under this

Plan. The Participant shall automatically, by operation of the terms hereof, transfer all incidents of ownership in each Policy providing his or her coverage under this Plan to the Company effective on the last day of employment with the Company, and the Company shall pay to the Participant an amount equal to the Participant's vested interest in the cash value of the Policy (as determined under Section 2.5(c)(I) hereof).

         2.9  No Assignment.  Section 3.5 of the Executive Life Insurance Plan
              -------------
is modified as provided herein. A Participant may not assign any part of his or her right, title, claim, interest, benefit or any other incidents of ownership which he or she may have in any Policies providing life insurance coverage under this Plan, unless permitted by the Administrator in its sole discretion.

         2.10 Payment of Premiums and Contributions.  Section 3.6 of the
              -------------------------------------
Executive Life Insurance Plan is modified as provided herein.

          (a)      During Employment.  All premiums for life insurance coverage
                   -----------------
under this Plan while a Participant is employed with the Company will be paid by the Company. The Participant will be required each year to include in income for income tax purposes, or reimburse to the Company, an amount equivalent to the Economic Benefit of this coverage.

          (b)      After Retirement or Termination of Employment After
                   ---------------------------------------------------
Completing 15 Years of Credited Service.  All premiums for life insurance
- ---------------------------------------
coverage under this Plan for a Participant after his or her Retirement Date (or following Termination of

Employment after completing 15 years of Credited Service) will be paid by the Company. The Participant will be required each year to include in income for income tax purposes, or reimburse to the Company, an amount equivalent to the Economic Benefit of this coverage, or otherwise may realize taxable income if the Company distributes a policy to the Participant pursuant to Section 2.8 of this Plan.

         2.11 Form of Death Benefit.  Section 3.7 of the Executive Life
              ---------------------
Insurance Plan is modified as provided herein. All death benefits under this Plan will be payable under the Lump Sum Payment Option (as described in Section
3.8 of the Executive Life Insurance Plan.) No Salary Continuation Option (as described in Section 3.9 of the Executive Life Insurance Plan) will be available under this Plan.

         2.12 Option to Purchase Insurance Policy on Termination of Employment.
              ----------------------------------------------------------------
If a Participant terminates employment with the Company before Retirement and prior to completing 15 years of Credited Service, the Participant shall have the option to purchase an insurance policy on the terms provided in Article IV of the Executive Life Insurance Plan. Such insurance policy shall provide the amount of life insurance coverage which is then in effect for the Participant under Section 2.2(a) of this Plan.

         2.13 Option to Purchase Insurance Policy in Certain Events.  Upon the
              -----------------------------------------------------
occurrence of an event described in Sections 5.2 or 5.3 of the Executive Life Insurance Plan, a Participant shall have the option to purchase an insurance policy on the terms provided in Article V of the Executive Life Insurance Plan.

         2.14      Transfer of Policy to Company.  If the Participant terminates
                   -----------------------------
employment with the Company before Retirement and prior to completing 15 years of Credited Service, the Participant shall, automatically, by operation of the terms hereof, transfer the Policy (including his or her entire interest therein) to the Company effective on the last day of employment with the Company, and the Company shall pay to the Participant an amount equal to the Participant's vested interest in the cash value of the Policy (as determined under Section 2.5(c)(I) hereof). Upon such Termination of Employment, the Participant shall no longer have any life insurance coverage under this Plan, and the Participant and his or her Beneficiary shall have no further interest in or rights under the Policy.

                                   ARTICLE 3

                            BENEFICIARY DESIGNATION
                            -----------------------

         3.1  Designation of Beneficiary.  Each Participant shall have the right
              --------------------------
to designate a Beneficiary or Beneficiaries to whom payment under this Plan shall be made in the event of the Participant's death. A Beneficiary may be designated in the manner provided in Article VI of the Executive Life Insurance Plan. The most recent Beneficiary designated by a Participant under the Executive Life Insurance Plan shall be treated as the Participant's Beneficiary under this Plan until the Participant designates a new Beneficiary under this Plan.

                                 ARTICLE 4

                      ADMINISTRATION OF PLAN AND DISPUTES
                      -----------------------------------

         4.1  Administration of Plan.  This Plan shall be administered by the
              ----------------------
Committee and the Board (herein referred to collectively as the "Administrator") in accordance with Article VII of the Executive Life Insurance Plan, except as provided herein. However, notwithstanding any provision of the Executive Life Insurance Plan to the contrary, the Administrator's authority to interpret this Plan shall not cause the Administrator's decisions in this regard to be entitled to a deferential standard of review in the event that a Participant or Beneficiary seeks review of the Administrator's decision as described below.

         4.2  Liability of Administrator.  Neither the Administrator nor its
              --------------------------
designee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

         4.3  Disputes
              --------

          (a)      Right to Arbitration.  Time is of the essence in the
                   --------------------
resolution of any and all disputes which may arise under this Plan and the determination of whether any payments are due hereunder or the amount or timing thereof. A Participant (or following his or her death, his or her Beneficiary), but not the Company, may, but need not, submit any such dispute, disagreement or claim for payment hereunder to arbitration as provided herein.

         The right to select arbitration shall be solely that of the Participant or Beneficiary in his or her sole discretion.

Arbitration is not mandatory on the Participant or Beneficiary, and the Participant or Beneficiary may choose in lieu thereof to bring an action in an appropriate civil court. However, once an arbitration is commenced by the Participant or Beneficiary, it may not be discontinued without the mutual consent of all parties to the arbitration. During the lifetime of the Participant, only the Participant can initiate an arbitration proceeding under this Section.

         In the event that the Company commences an action or proceeding in any court against a Participant or Beneficiary, whether with respect to a dispute, disagreement or claim for payment under this Plan or otherwise, the Participant or Beneficiary may, but need not, apply to a court of competent jurisdiction, within ninety (90) days following receipt of service of a summons and complaint or the equivalent thereof, for an order dismissing or staying (pending the final completion of arbitration as provided in this Section) all or so much of such action or proceeding as affects or relates to a dispute, disagreement or claim for payment under this Plan or relieving the Participant or Beneficiary of any obligation to file an affirmative defense or counterclaim in such action or proceeding to the extent the same affects or relates to a dispute, disagreement or claim for payment under this Plan.

         The Company hereby consents to the issuance of such an order, upon such application, with respect to any aspect of the action, proceeding, defense or counterclaim which the Participant or Beneficiary demonstrates to the court's satisfaction may reasonably affect or relate to any dispute, disagreement or claim for payment under this Plan. Any such order may be conditioned upon the prompt initiation of arbitration by the Participant or Beneficiary in accordance with this Section.

         (b)  Initiation of Arbitration.  A Participant or Beneficiary who
              -------------------------
intends to initiate arbitration hereunder shall first deliver to the Committee which administers the Plan a claim in writing for payment under the Plan setting forth in reasonable detail the basis for and calculation of the claim or a proposed resolution of any other dispute or disagreement that may exist.

         If the Company does not pay the full amount of the claim for payment, or does not deliver a written, unconditional acceptance of the proposed resolution, within sixty days following delivery of the claim for payment or proposed resolution, or upon entry of an order of a court as provided in Section 3.3(a) hereof, the Participant or Beneficiary may deliver to the Company a written list of five proposed arbitrators, each of whom must be either (i) a member of the National Academy of Arbitrators residing in the State of California, or (2) a retired judge of the California Superior Court, Court of Appeals or Supreme Court or the United States District Court for the Central or Southern Districts of California or the United States Court of Appeals for the Ninth Circuit, provided, however, that any such judge must then reside in the State of California.

         Within seven days following delivery of such list, the Company shall select one of the proposed arbitrators as the arbitrator for the dispute, disagreement or claim for payment in question and shall, within said seven day period, deliver written notice of such selection to the Participant or Beneficiary. If the Company fails to deliver such written notice within said period, the Participant or Beneficiary shall select one of the proposed arbitrators, promptly deliver written notice thereof to the Company, and such selection shall be binding upon the Company.

          (c)      Conduct of Arbitration.  The arbitration proceeding shall
                   ----------------------
commence within seven days following selection of the arbitrator, or as soon thereafter as possible, and shall proceed with all due diligence. No continuance or postponement of the arbitration shall be granted to the Company without the consent of the Participant or Beneficiary. Absence from or the failure to participate in any hearing or session of the arbitration by the Company shall not prevent the issuance of an award. Without the consent of the Participant or Beneficiary, no arbitration hearing or session shall be conducted outside the County of Los Angeles.

         The arbitration shall be conducted in accordance with such rules and procedures as may be determined by the arbitrator. The arbitrator may determine when sufficient evidence has been submitted to permit the issuance of an award. The arbitrator's award shall be issued in writing as expeditiously as possible and in no event more than thirty days following the close of the hearing. The arbitrator may, if he or she deems it necessary to the issuance of an award, engage the services of an accountant, actuary or other expert to advise and assist in the arbitration.

         Notwithstanding the right of the Administrator to administer and interpret this Plan, no decision by the Administrator in this regard shall be entitled to any deference in such arbitration.

          (d)      Arbitration Award.  The arbitrator may order the Company to
                   -----------------
take, or to refrain from taking, any action and may make a monetary award to the Participant or Beneficiary.

         The Company acknowledges that, in the event it should breach the provisions of the Plan, it will be extremely difficult, if not impossible, to calculate the amount of consequential or extracontractual damages suffered by a Participant or Beneficiary. Consequently, the Company agrees that (1) if the arbitrator makes a monetary award of any amount to the Participant or Beneficiary, the arbitrator shall also award the Participant or Beneficiary an additional amount equal to fifty percent (50%) of the monetary award, but in no event less than ten thousand dollars ($10,000), and (2) if the arbitrator does not make a monetary award to the Participant or Beneficiary, but makes an affirmative finding that the Company has breached the provisions of the Plan or orders the Company to take, or to refrain from taking, any action, the arbitrator shall award the Participant or Beneficiary ten thousand dollars ($10,000). All amounts so awarded shall constitute additional benefits under this Plan.

         Any monetary award and any additional awards shall bear interest at a rate determined by the arbitrator from the date, as determined by the arbitrator, that any payment should have been made by the Company to the Participant or Beneficiary.

         (e)  Costs of Arbitration.  The arbitrator shall order the losing party
              --------------------
in the arbitration (1) to pay for the costs of the arbitration, including, without limitation, the arbitrator's fees and expenses and the fees of a stenographic reporter if employed, and (2) to reimburse the prevailing party for all costs of the arbitration which have previously been paid by the prevailing party. Each party shall pay for its own fees and expenses in connection with the arbitration, including, without limitation, its fees and expenses of counsel, accountants, actuaries and other experts.

         The Participant or Beneficiary shall be deemed to be the prevailing party if the arbitrator (1) finds that the Company has breached the provisions of the Plan or orders the Company to take, or to refrain from taking, any action or (2) makes a monetary award of any amount to the Participant or Beneficiary.

         The arbitration award, the additional award, interest, and the costs of the arbitration shall be due and payable within five days following the issuance of the award.

          (f)      Enforcement of the Award.  The award of the arbitrator shall
                   ------------------------
be final, binding and conclusive upon the parties and shall not be subject to judicial review except as set forth in Sections 1286.2 and 1286.6 of the California Code of Civil Procedure or any successor statute thereto. Any party may apply to a court of competent jurisdiction for confirmation or enforcement of such award.

                                 ARTICLE 5

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

         5.1  Amendment and Termination of Plan.  The provisions of Article VIII
              ---------------------------------
and Section 2.5 of the Executive Life Insurance Plan, relating to amendment and termination of the Plan, shall apply to this Plan as if set forth herein.

                                   ARTICLE 6

                                 MISCELLANEOUS
                                 -------------

         6.1  Restriction on Assignment.  The Participant may not assign any
              -------------------------
part of his or her right, title, claim, interest, benefit or any other incidents of ownership which he or she may have in any Policies or life insurance coverage under this Plan, unless permitted by the Administrator in its sole discretion.

         The provisions of Sections 9.1 (other than the first sentence) and 9.2 of the Executive Life Insurance Plan shall have no application to this Plan and shall be treated as if they were deleted.

         IN WITNESS WHEREOF, the Sponsor has caused this Plan to be executed
this   26th   day of   October  , 1993, effective as of September 1, 1993.
     --------        -----------

                                          H. F. AHMANSON & COMPANY


                                          By   /s/ Richard H. Deihl
                                            -------------------------------
                                            Title:  Chief Executive Officer